Repros

THERAPEUTICS INC

Developing clinical stage small molecule therapeutics to treat hormonal and reproductive system disorders

Repros Strategy

- ***Focus on small molecule therapeutics for hormonal and reproductive system disorders that exhibit significant market potential and that are currently underserved***

- **Out-license or Partner Technologies for Marketing**
- **Consider Merger or Acquisition**
- **Late stage development of highly differentiated drugs**
  - **Androxal for the treatment of endocrine disorders (+$500 million market)**
    - Treatment of Type II Diabetes in men with hypogonadotropic hypogonadism
    - Fertility preservation/improvement in treatment of 2º hypogonadism
  - **Proellex for the treatment of female reproductive system disorders (+$1B market)**
    - Chronic relief of uterine fibroid symptoms
    - Chronic relief of the symptoms associated with endometriosis
  - **Phentolamine based erectile dysfunction program**
    - NDA on file for Vasomax
    - New 2 year rat study required to reopen file

Repros THERAPEUTICS INC

Androxal
Summary

- Type C meeting held on January 25, 2010
  - Discussed indication for treatment of hypogonadism in men wishing to preserve fertility during treatment
- New IND to Endocrine Division of FDA to study impact of anti-estrogens on metabolism of men with sub optimal treatment of Type II diabetes

FDA Response to Repros Briefing Package Proposed Indication *"for the treatment of secondary hypogonadism in men wishing to preserve fertility while undergoing therapy"*

"Division Response: We cannot ***currently*** agree with your proposed indication for the following reasons:

- The patient population has not been adequately defined; it is not clear whether these patients (with low T and normal FSH and LH) have primary hypogonadism or secondary hypogonadism.
- We are not aware of evidence to support that there is "widespread off-label use of clomiphene in men wishing to preserve their fertility while being treated for secondary hpyogonadism" or whether there are data which support such use.
- We are also not aware of data to support your view that physiologic testosterone replacement necessarily results in oligospermia and infertility.
- Any future trials for such an indication would need to demonstrate that enclomiphene is superior to testosterone and that testosterone is inferior to placebo with regards to the effect on semen analysis. We also anticipate that a large safety database would be required."

Type C Meeting Outcome January 25, 2010

- Discussion focused on defining patient population for whom Androxal is intended
- FDA was uncomfortable with broad term "Secondary Hypogonadism"
- FDA requested Repros to conduct a literature search to support the notion that exogenous testosterone administration at doses that maintain total T in the normal range suppresses fertility

Repros Androxal Indication Statement

Androxal is intended for the treatment of men with low testosterone wishing to preserve fertility during treatment for their condition and who do not suffer from testicular failure. Men responsive to Androxal treatment will exhibit an increase in luteinizing hormone (LH), follicle stimulating hormone (FSH) and normalization of morning total testosterone levels within 2-4 weeks after starting daily administration of an effective Androxal dose (12.5 to 25 mg).*

These men have:

- *morning TT <320 ng/dL*
- *LH < 12 mIU/ml*
- *a desire to preserve or maintain their sperm count*
- *an intact hypothalamic-pituitary-testis axis as evidenced by their ability to respond to testicular stimulation via the administration of a suitable anti-estrogen*

This is differentiated from men with anatomical defects (pituitary tumors, craniopharingiomas, hypopituitarism from deposition of iron or other substances) or genetic defects, ie Kallman's Syndrome (congenital absence of ability to make adequate GnRH) wherein the pituitary is unable to secrete sufficient stimulating hormones in response to a low testosterone state.

**Testicular failure is considered to be primary hypogonadism (congenital or acquired) due to conditions such as cryptorchidism, bilateral torsion, orchitis, vanishing testis syndrome, or orchidectomy resulting in the inability to produce testosterone even in the presence of elevated pituitary reproductive hormones.*

Sampling of Repros Literature Review Supporting Notion That Exogenous Testosterone Suppresses Fertility

- Clinical Practice Guidelines from the Endocrine Society
  - Reduced sperm production and infertility is a potential adverse effect of testosterone replacement in adult men with androgen deficiency syndromes
- Zhang GY, Gu YQ, Wang XH, Cui YG and Bremner WJ (1999) A clinical trial of injectable testosterone undecanoate as a potential male contraceptive in normal Chinese Men. *J Clin Endocrinol Metab* **84**:3642-47
  - Using monthly injections of T undecanoate with resulting morning T levels in the normal range results in 100% of Chinese men becoming oligospermic and over 90% azoospermic
- Page ST, Amory JK, and Bremner WJ (2008).Advances in male contraception. *Endocrine Rev* **29**:465-493.
  - Caucasian men are azoospermic about 60% of the time on the same regimen that render Asian men infertile

Repros Study ZA-201
Impact of Treatment on Sperm Counts

"Any future trials for such an indication would need to demonstrate that enclomiphene is superior to testosterone and that testosterone is inferior to placebo with regards to the effect on semen analysis."



Sperm counts in millions
400
350
300
250
200
150
100
50
0
Highest morning T in response to Androxal +800 ng/dL
All washout patients with morning T below 300 ng/dL
•3 of 5 Testim subjects infertile
•2 Testim subjects no detectable sperm
•No subjects above normal range of morning T
•1 subject did not respond to Testim
T remained below 300ng/dl
Androxal
No Treatment
Testim

Accepted concentration of sperm below which men considered infertile = 20,000,000/ml

Previous Androxal Previous Experience
ZA-003 n=200



Month 6 Morning Total Testosterone
TT ng/dl
600
500
400
300
200
100
0
p vs Pbo=0.0016
p vs Pbo<0.001
p vs Androgel=0.001
p vs Pbo=0.0136
12.5mg Androxal
25mg Androxal
Androgel
Placebo

A Large Patient Population Fits the Intended Use Hormonal Criteria for Androxal



Number of Subjects Screened in ZA-003
700
600
500
400
300
200
100
0
Screened
Screened Subjects LH>30
Subjects in-study LH>15

Over 30% of Men Studied Were Under the Age of 50


% of Men in Study by Age
<30
31-40
41-50
51-60
61-70
1%
5%
26%
43%
25%

New IND Sumitted
Impact of Androxal on Men with Suboptimal Treatment of Type II Diabetes

- Retrospective analysis of men with elevated fasting glucose (FPG) levels suggested reduction of FPG post administration of Androxal
- Neither placebo nor testosterone exhibited similar effects
- Proof of concept study to open IND in men experiencing suboptimal treatment for Type II diabetes
  - Double blind, placebo controlled, three arm, 3 month study
  - HbA1c
  - Fasting Glucose

Androxal Impact on Fasting Glucose

Retrospective Analysis on Subjects with Glucose >105 mg/dL


170
160
150
140
130
120
110
100
mg/dL Glucose
p=0.0016
p value is change from baseline
p=0.019
p=0.7
p=0.77
Baseline
On Drug
12.5mg Androxal
25mg Androxal
Androgel
Placebo
n=19
n=21
n=17
n=20

ZA-003 T2D Responder Analysis

Month 3-6 Compared to Baseline in Men with FPG > 126 mg/dL


25
20
15
10
5
0
Androxal vs placebo p=0.002
Androxal vs Androgel p=0.027
Non Responders
Responders
Androxal
Placebo
Testim

Responders were those who demonstrated at least two decreases >10 mg/dL in fasting plasma glucose out of three assessments .
6 men had only a single assessment in the 3 month period.

Median Change in Fasting Plasma Glucose Levels from Baseline


10
5
0
-5
-10
-15
-20
-25
-30
-35
Change in FPG mg/dL
Androxal
Placebo
Androgel
Androxal v Placebo p=0.035
Androxal v Androgel p=0.018
Roughly 10 subjects per group
Androxal is the total of both doses

Proellex®
Summary

- Appeared well tolerated at all doses; clinical investigators very positive about tolerability of Proellex® in their patients
- Low (4%) discontinuations due to side effects while study underway
- Potential for breakthrough bleeding significantly reduced by incorporating "off-drug" intervals
- No negative impact on endometrium
- ***<u>However, dose-dependent increase in liver enzymes</u>***
- Attempt to lift clinical hold and commence studies with highest dose at 12.5 mg
  - Data to support a request to lift the "Clinical Hold" under development
  - Expect Response early second quarter 2010

Repros Therapeutics Inc

FDA Request for Data Necessary to Lift Clinical Hold

- FDA concerned that safe and effective dose will be difficult to achieve
- FDA noted that doses for new studies should not encroach upon the 95% confidence level of exposure of clearly toxic doses (50mg?)

Key Symptom Driving Women to Seek Therapy for Uterine Fibroids

Excessive Menstrual Bleeding



Days of Vaginal Bleeding Over 4 Months
Spotting
Light
Moderate
Heavy
Days of Bleeding Over 4 Mo.
P<0.05
0
2
4
6
8
10
12
14
12.5
25
50
Lupron
Placebo

European Pilot Study
(n=30)



Menorrhagia=PBAC>80
P<0.0001
0
20
40
60
80
100
120
140
160
BL
Mo 1
Mo 2
Mo 3
Placebo
Proellex 12.5 mg
Proellex 25 mg

US Phase IIb
(n=127)

- **Basis for Commencement of US Phase III Studies**

Proellex Produces Significant Clinical Benefit Resulting in Substantially Asymptomatic Uterine Fibroids

UFSQOL Uterine Fibroid Symptom Survey

US Phase IIb (n=127)



Placebo
12.5 mg Proellex
25 mg Proellex
Normal
UFSQOL SCORE
0
10
20
30
40
50
60
70
80
90
p vs placebo < 0.0001 for both doses
p vs placebo < 0.005 for both doses
Higher Score = Worse
Higher Score = Better
Symptom Severity
Concern

Spies et al, Obstetrics & Gynecology, vol. 99, No. 2, February 2002

Key Symptom Driving Women to Seek Therapy for Endometriosis
Pelvic Abdominal Pain

% Pain Free Days – 6 Months of Treatment



100
90
80
70
60
50
40
30
20
10
0
% Pain Free Days
Lupron
12.5 mg Proellex
25 mg Proellex
50 mg Proellex

- **Fewer mean days of pain with 50mg Proellex (higher percentage of pain free days than with Lupron) *p< 0.05***
- **Lupron not statistically different from 12.5mg and 25mg Proellex dose**

Repros

BASELINE vs LAST 28 DAYS DYSMENORRHEA


Dysmenorrhea Diary Score at Baseline
40
35
30
25
20
15
10
5
0
Placebo
25 mg
50 mg
25 mg vs pbo
p = 0.72
50 mg vs pbo
p = 0.97


Last 28 Days
% of Baseline
180
160
140
120
100
80
60
40
20
0
Placebo
25 mg
50 mg
25 & 50 mg
25 mg vs pbo
p = 0.0005
50 mg vs pbo
p = 0.001
25&50 vs pbo
p < 0.0001

N = 18 for placebo and 25 mg
N = 22 for 50 mg

% of Analgesic Free Patients Comparison with Baseline



% of Patients Not Taking Analgesics
70
60
50
40
30
20
10
0
Baseline
Last 28 days
Placebo
25mg Proellex
50mg Proellex

ZPU-003

Phase II Uterine Fibroid Study

Percent of Women Continuing to Experience Menstrual Cycles



100
80
60
40
20
0
% of Women
100%
66%
50%
33%
0%
Placebo
Proellex 12.5 mg
Proellex 25 mg
% of Potential Cycles Where Menses Was Observed

The underlying physiologic outcome of an antiprogestin is to induce amenorhea

- *Eliminates excessive menstrual bleeding in the case of fibroids*
- *Eliminates menstrual pain in the case of endometriosis*

Hormonal Events Associated with the Menstrual Cycle



Menstrual Cycle
Ovarian Cycle
Ovulation
Luteal Phase
LH Surge
FSH
LH
Progesterone
Estradiol
Proellex induces a hormonal environment consistent with the early follicular phase
...ometrium
Days 2 4 6 8 10 12 14 16 18 20 22 24 26 28
Ovulation

Repros Therapeutics Inc

All Doses of Proellex Produce Similar Hormonal Pattern



Serum Estradiol (pg/ml)
140
120
100
80
60
40
20
0
Baseline
Month 3
Month 6
Lupron
12.5 mg Proellex
25 mg Proellex
50 mg Proellex
Median Serum Progesterone (ng/mL)
15
10
5
0
Baseline
Month 3
Month 6
Lupron
12.5 mg Proellex
25 mg Proellex
50 mg Proellex
Median Serum LH (mIU/mL)
10
8
6
4
2
0
Baseline
Month 3
Month 6
Lupron
12.5 mg Proellex
25 mg Proellex
50 mg Proellex
Median Serum FSH (mIU/mL)
10
8
6
4
2
0
Baseline
Month 3
Month 6
Lupron
12.5 mg Proellex
25 mg Proellex
50 mg Proellex

FDA Guidance For Liver Enzyme Elevation Characterization as SAE

- 1. LFTs ≥ 8 x ULN
- 2. LFTs ≥ 5 x ULN for 2 consecutive weeks
- 3. LFTs ≥ 3 x ULN + Bilirubin 2 x ULN
- 4. LFTs ≥ 3 x ULN + clinical signs or symptoms (nausea; jaundice; etc.)

Proellex Liver Enzyme Associated SAEs



3.5
3
2.5
2
1.5
1
0.5
0
% of Subjects
No Deaths
No Transplants
One Subject Received Oral Treatment
All in Follow-up Data Base Have returned to Normal
0 of 60
1 of 190
6 of 190
12.5mg
25mg
50mg
Dose of Proellex

Overall Summary of Any Abnormal Liver Function Tests During Treatment Period



Percent of Patients
18
16
14
12
10
8
6
4
2
0
N=86
N=60
N=190
N=190
Placebo/ Active Control
12.5 mg
25 mg
50 mg
Dose
> ULN
> 1.5 x ULN
> 3 x ULN
> 5 x ULN
> 8 x ULN
> 10 x ULN
> 20 x ULN

STEADY STATE PROELLEX HUMAN Pk DATA



Day 28 Proellex Blood Levels
Total Proellex (ng/ml)
1400
1200
1000
800
600
400
200
0
Accumulation
0
10
20
30
Hours After Administration

Comparison of 95% Confidence Level of Parent Compound Exposure at Different Doses of Proellex


Mean Trough Concentrations (ng/ml)
600
500
400
300
200
100
0
12.5 mg
25 mg
50 mg

P value 12.5 mg vs 25 mg = 0.024


Mean Cmax Concentrations (ng/ml)
2000
1500
1000
500
0
12.5 mg
25 mg
50 mg

P value 12.5 mg vs 25 mg = 0.004

Benign Diagnoses Secondary Class

% of diagnostic passes (1 case=3 passes)

2' Dx	Baseline	12.5mg	25mg	50mg	Dose p
Atrophic	0.0	5.8	3.9	3.7	0.829
Inactive	11.1	46.4	51.3	81.1	0.002
Proliferative	8.5	13.0	5.1	0	0.052
Disordered Proliferative	1.3	17.4	25.6	0	0.012
Secretory	76.5	13.0	9.0	0	0.138
Menstrual	1.3	0	0	3.7	0.065
Other	1.3	4.4	5.1	7.4	0.831
Total Passes (cases x3)	153	69	78	27	

- **Most are Inactive**
- **Mitoses Decline at 50mg (Decline in Proliferative, Disorder Proliferative)**

Repros Proellex Strategy "Going Forward"

- **Lift Clinical Hold**
  - Demonstrate significantly reduced exposure and risk at lower doses
  - Conduct short duration (45 days) low dose study to demonstrate effectiveness (induction of amenorhea)
- **Commence Alternate Route of Administration Studies for Current Lead Molecule**
  - Allow for higher local concentrations to take advantage of dose dependent impact on proliferation and apoptosis for fibroid, endometriosis and breast cancer
- **Commence Screen for Second Generation Drug with Reduced Oral Liver Toxicity**
  - Significant portfolio of modified but related molecules

Repros Stock Performance



Nov 23, 2009 : RPRX 0.70
10
9
8
7
6
5
4
3
2
1
2009 Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2010 Feb
Volume 559,700
20M
10M
1D 5D 1M YTD 3M 6M 1Y 2Y 5Y Max
FROM: Feb 4 2009
TO: Feb 3 2010
1993 1995 1997 1999 2001 2003 2005 2007 2009

Repros Projected Net Income, Financing & Impact on Shareholder Equity



Net Income
Financing
Shareholder Equity
$ X 1000
6000
4000
2000
0
-2000
-4000
-6000
-8000
-10000
-12000
-10244
-8285
Actual Financing
October 2009
4122
1034
-800
5000
5155
-879
4485
-670
Continued Listing Requirements for Nasdaq Capital Market
•Shareholder equity of $2.5 million
•$1 share price
•Criteria must be met by 5/5/10
9/30/2009 Actual
12/31/2009 Estimate
3/31/2010 Estimate
6/30/2010 Estimate

Repros Summary

- Androxal Poised to Move Toward Phase III Efficacy Studies Pending FDA Agreement on Indication
- Phase IIa Study for Androxal in Type II Diabetes Ready to Begin
- Proposal to Lift clinical Hold on Proellex to be Submitted in Q1
- Repros Must Raise Capital Now in Order to Move Forward